James M. Wells III President and Chief Executive Officer 2008 Citigroup Financial Services Conference January 29, 2008 Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2006 Annual Report on Form
10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures are provided within this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, and in particular the outlook statements provided at slide 21, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,”
“outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject to significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements.  Actual results may differ materially from those set forth in the forward-looking statements.  Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2006 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q,
and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov).
Those factors include: (1) adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; (2) changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; (3) the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; (4) changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; (5) customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; (6) customers may decide not to use banks to complete their financial transactions, which could affect net income; (7) we have businesses other than banking, which subjects us to a variety of risks; (8) hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; (9) negative public opinion could damage our reputation and adversely impact our business; (10) we rely on other companies for key components of our business infrastructure; (11) we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; (12) we depend on the accuracy and completeness of information about clients and counterparties; (13) regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; (14) competition in the financial services industry is intense and could result in losing business or reducing profit margins; (15) future legislation could harm our competitive position; (16)
maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; (17) our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; (18) significant legal actions could subject us to substantial uninsured liabilities; (19) we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; (20) we depend on the expertise of key personnel without whom our operations may suffer; (21) we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; (22) our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; (23) changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; (24) our stock price can be volatile; (25) our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; (26) our trading assets and financial instruments carried at fair value expose the Company to certain market risks; (27) weakness in residential property values and mortgage loan markets could adversely affect us; (28) we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; and (29) we may enter into transactions with off-balance sheet entities affiliated with SunTrust or its subsidiaries which may cause us to recognize current or future losses.

4Q 2007 Financial Performance
Income Statement Summary
($ in millions, except per share data)
4Q 2007             4Q 2006          2007                 2006
% Change
% Change
Twelve Months Ended Dec 31
Net Interest Income (FTE) $1,194.8 1% $4,822.2 2%
Provision for Loan Losses 356.8 208% 664.9 153%
Noninterest Income 576.0 (35)% 3,428.7 (1)%
Total Revenue (FTE) 1,770.8 (14)%                                   8,250.9 0%
Total Noninterest Expense 1,455.3 18% 5,233.8 7%
Provision for Income Taxes (79.7) NM 615.5 (29)%
Net Income Available to Common Shareholders 3.3 (99)%                                    1,603.7 (24)%
Net Income Per Average Common Diluted Share $   0.01 (99)% $     4.55 (22)%
Fourth Quarter Earnings Materially Impacted by Credit and
Market Valuation Write-Downs

Capital & Coca-Cola Stock
•
Tier 1 target remains 7.50%
•
Tangible equity to tangible assets ratio of 6.28%
•
Pursuing certain transactions authorized by the BOD regarding our Coca-Cola stock holdings;
•
under review by the appropriate regulatory and other relevant parties
•
Under any of the authorized transactions, Tier 1 capital would increase by approximately $1 billion
•
Expect to provide additional detail around these transactions during 2Q 2008
•
Evaluating the Capital Markets and may issue capital securities during the first quarter
Tier 1 Ratio Fell Below Target at Year End; We Expect to be
Above Target with Planned Transactions

Financial Topics:  Margin
After Three Quarters of Expansion Totaling 24 bps, Margin
Slipped by 5 bps to 3.13%
•
1Q 2008 margin is likely to compress slightly due to the securities purchased in 4Q 2007
•
For the remainder of 2008, we expect margin to stabilize and possibly expand, depending upon deposit pricing and volumes, the Libor/Prime relationship, and the level of NPA’s
2.94%
3.02%
3.10%
3.13%
3.18%
4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007

Financial Topics:  Noninterest Income
STI Classic Funds $250
Three Pillars ABS 145
Capital Markets 50
Mortgage 78
Securities Marks 116
SunTrust Debt               (84)
TOTAL $555
($ in millions)
$555 Million Market Valuation Write-Downs on Securities and Loans;
Otherwise Fee Income up 12% Versus 4Q 2006
%
4Q07 4Q06 Change
Noninterest Income $576 $883 (35%)
Market Valuation 555                 -
RE Gain (119)               -
MSR Sale (19) -
FAS 91 - 34
Securities gains (6) (35)
Adjusted Fee Income       $987 $882
12%
Market Valuation Impacts Noninterest Income Growth

Financial Topics:  Expense Growth
($ in millions)
$ %
2007 2006 Change Change
Noninterest Expense $5,233.8    $4,879.9             $353.9              7.3%
Net E  Non-Recurring (61.7) (13.4)
Elimination of FAS 91 Deferral (78.4)                       -
Reversal of LILO QTE Reserve - 10.9
Capital Security Redemption                        33.6 -
Visa Litigation Accrual                                 (76.9)  -
Affordable Housing Divestitures                 (63.5)          (14.8)
Adjusted Noninterest Expense $4,986.9 $4,862.6            $124.3
Credit Related $   262.4 $   146.4            $116.0             79.2%
1.  Includes $45 million of severance recorded in 3Q 2007
2.  Related to fair value accounting election in May 2007
3.  Includes operating losses, credit and collections, and other real estate expense
2007 Full Year Core Expense Growth of $124 Million (2.6%)
Driven Entirely by Increased Credit Related Costs
2.6%
2
1
3
2

Credit Prospective
Provision $356.8           $147.0        $104.7
Net Charge-Offs $168.0           $103.7        $  88.3
Net Charge-Off Ratio 0.55%           0.34%         0.30%
Net ALLL Increase                $188.8           $  43.3       $  16.4
Allowance to Loan Ratio       1.05%            0.91%        0.88%
4Q 2007 3Q 2007 2Q 2007
($ in millions)
Provision Expense Covers Charge-Offs Plus a 14 bp Increase in
the Allowance to Loan Ratio

Credit Perspective
($ in millions)
Net Charge-offs
Commercial      0.35%
Commercial Real Estate (0.02)
Home Equity Lines   1.23
Residential Mortgage 0.70
Construction 0.20
Consumer Direct 0.42
Consumer Indirect 1.16
Total Net Charge-off Ratio 0.55%
4Q07 Charge-Off Ratio Increased to 55 bps, Driven by Home Equity
Lines and Residential Mortgage
•
Commercial and Commercial Real Estate
generally performing well
•
Rapid deterioration in 4Q of Home Equity
and Residential Mortgage Portfolios
•
Sub-sets of Residential Mortgage, Home
Equity lines, and Construction are under
stress
•
These sub-sets total $16 billion, or 13%, of
the total Dec 31 portfolio and much of it is
reasonably well secured

Operating Model:  Lines of Business (LOBs) & Geographic Banking
LOBs Create Strategies & Products Centrally and Geographies
Execute Sales, Service, and Credit Decisions Locally….
…with Joint Accountability for Results
C. Eugene Kirby
Corporate EVP
Retail &
Commercial
Mid-Atlantic
Group
Wholesale
Wealth &
Investment Mgmt
Mortgage
William H. Rogers, Jr.
Corporate EVP
William R. Reed, Jr.
Vice Chairman
James M. Wells III
President & CEO
Florida
Group
Central
Group

Operating Model:  Line of Business Segmentation
Restructured Business Client Model to Better Meet Client Needs
and Streamline Internal Processes
Mortgage Wholesale
Retail &
Commercial
Large Corporate:
(>$750 MM Rev)
Middle Market:
($100 MM - $750 MM Revs)
Commercial Real Estate
Capital Markets
Branch Banking
Consumer Lending
Small Business:
(<$5 MM Revenue)
Commercial Banking:
(<$100 MM Rev)
Wealth &
Investment Mgmt
Origination
Servicing
Private Wealth Mgmt
Institutional Investment Mgmt
GenSpring Family Offices

2008 Priorities
Managing Through the Credit Cycle
•
Refining underwriting policies
•
Improving collections and recovery
•
Enhancing Risk Management
Focusing on E
2
Efficiency & Productivity
•
Completing remaining real estate transactions
•
Finalizing implementation of Commercial credit resource centers
•
Continuing focus on supplier management
•
Making it easier to do business internally and externally
Growing Revenue
•
Generating more deposit growth
•
Increasing assets under management
•
Selling more Capital Markets products in Corporate, Middle Market, and Commercial segments
•
Growing Mortgage production market share

12 Appendix

Financial Topics:  Trading Assets
Dec 31           Sept 30
2007 2007 Change
U.S. Gov’t & Agency $   4,133 $4,215          $    (82)
Corporate & Other 3,440 970             2,470
Equity 243 325                 (82)
Mortgage Backed 321 494              (173)
Derivative Contracts 1,977 1,612 365
Municipal                        171  241                 (70)
Commercial Paper      2   673              (671)
Securitization Warehouse 61 894              (833)
Other Securities 170 143 27
TOTAL $10,518         $9,567 $ 951
($ in millions)
Trading Assets Increase by $951 Million Driven by the Purchase of
Securities from STI Mutual Funds and Three Pillars
Growth in Corporate &
Other includes carrying
value of SIV and Three
Pillars securities
purchased in December
Securitization warehouse
declined by $833 million
due in part to securitization
of CLO loans

Financial Topics:  Capital Markets Related Impacts
Significant Steps Taken to Mitigate Securitization-Related Exposure
Dec 31       Sept 30
Warehouse 2007 2007
RMBS $  0.0     $ 2.4
CLO 0.0 420.2
SBA 61.0 471.1
Sub-Total                                    $61.0       $ 893.7
Other Exposure
STI CLO $ 45.7        $ 48.5
CDO 6.9              21.1
CLO 23.2   8.1
RMBS 0.4 29.6
Trups 4.8 6.7
Sub-Total 81.0 114.0
TOTAL $142.0     $1,007.7
CLO reduction from securitization with
$365 million AAA portion retained in
Treasury portfolio
SBA loans re-classified as U.S. Gov’t &
Agency and approximately half sold
during 4Q 2007
CDO & RMBS exposures reduced
through write-downs and sales
($ in millions)

Loan Portfolio: $122,319
Credit Perspective
($ in millions)
Dec 31 Sept 30%
2007 2007 Change
Commercial $35,929 $34,970 2.7%
Real Estate:
Home Equity 14,912 14,599 2.1
Construction 13,777 14,359 (4.1)
Residential Mortgages 32,780 31,604 3.7
Commercial Real Estate 12,609 12,487 1.0
Consumer:
Direct 3,964 4,419 (10.3)
Indirect 7,494 7,642 (1.9)
Credit Card 854 668 27.8
Total Loans $122,319 $120,748 1.3%
Growth in C&I and Mortgage; Declines in Construction and
Consumer

Residential Mortgages $32,780
Credit Perspective
(As of 12/31/07, in millions)
Portfolio Profile Credit Quality Metrics
%
Dec 31                                Orig Current                    $                  60+
Balance % WACLTV WAFICO NPL DLQ
Core Portfolio           $21,831   66.6%         76%                            733           $323          1.40%
Home Equity                 3,625   11.0            73                                722      41          0.80
Prime 2   (Insured) 3,919 12.0            93                                721       49          1.60
Lot Loans 1,681     5.1            84                                729       87          3.30
Alt-A 1                           1,204     3.7            76                                664       276          8.30
Alt-A 2                              520 1.6 98   634 65 6.50
$32,780      100.0%        83%                             701              $841          2.00%
1.  %60+ DPD does not include nonaccruals
90% of Portfolio has High FICO and Low LTV or Insurance
nd
nd
st
1

Home Equity Lines $14,912
Credit Perspective
(As of 12/31/07, in millions)
Portfolio Profile Credit Quality Metrics
4Q
Dec 31          % of Orig Current                      C/O %                  30+
Balance Portfolio WACLTV WAFICO % NPL DLQ
3
rd
Party Originated $1,836 12.3%         86% 715                   3.85%         2.59%         5.41%
CLTV > 90% 2,561          17.2           95      736                    1.85            1.11             2.65
Florida 3,518          23.6          67            720                0.92            0.96             2.10
All Other                        6,997 46.9 67 722 0.44 0.42 1.41
$14,912        100.0%      74%         723                  1.23%         0.91%         2.29%
1.  Excludes 3   party originated
2. Excludes 3rd party originated, CLTV 90+%
3. Excludes 3rd party originated, CLTV 90+% and Florida
Performance Issues Largely Confined to 3 Party and Higher LTV
Portions of Portfolio
rd
rd
1
2
3

Construction $13,777
Credit Perspective
(As of 12/31/07, in millions)
Portfolio Statistics Credit Quality Metrics
Avg FL           %
Dec 31              % of %           Size                4Q07            $        NPL         30+
Balance Portfolio FL $000’s $C/O NPL % DLQ
Construction Perm $3,555              26%         31%    445                 $1.4 $99.0       51%     4.36%
Residential
Construction                     2,731              20           31          391                  3.9      132.3  55   1.34
Residential A&D              2,146              15      28 662                   1.4        45.7       53  0.54
Commercial
Construction                     3,293              24           28       1,400                  0.0         4.0          6     0.22
Commercial A&D                791        6           27          771              0.2         4.5          9   0.08
Raw Land 1,261 9 34 712                    0.0 10.0 7 0.13
$13,777            100%     29%                              $6.9   $295.5       50%     6.67%
Low Charge-Offs to Date; Commercial Performing Well, with Stress
Most Evident in Florida Residential

Nonperforming Assets $1,655
Credit Perspective
(As of 12/31/07, in millions) Dec 31        % of
Balance NPA
Residential Construction & A&D $179 10.8%
Construction Perm 99                   6.0
Other 17  1.0
Total Construction 295 17.8
Residential Mortgage & HELOC 977 59.0
Total Construction & Mortgage      1,272                               76.8
All Other 158 9.5
Subtotal - Nonaccrual loans 1,430                         86.3
Restructured/OREO        225 13.6
TOTAL  NPA’s $1,655 100.0%
Growth in NPAs Driven by Relatively Well Secured Residential
Mortgage and Construction Loans

Geographic Banking Overview
Mid-Atlantic
Group
Central
Group
Florida
Group
Loans: $23 billion $17 billion $18 billion
Deposits: $32 billion                    $25 billion $34 billion
Branches:                 662 482 538
Regions:
C Virginia Atlanta C Florida
GWR/Maryland Chattanooga N Florida
Hampton Roads E Tennessee S Florida
Mecklenburg/SC Georgia SW Florida
Triangle/Triad NC Memphis Tampa
Western VA Nashville
William R.  Reed, Jr.
Vice Chairman

Outlook
1
Capital & Margin
Tier 1 ratio fell below target at year end; we expect to be above target with planned transactions
Tier 1 target remains 7.50%
We expect that under any of the authorized Coca-Cola Stock transactions, Tier 1 capital would increase by approximately $1 billion and SunTrust expects to provide additional detail around these transactions during 2Q 2008
We are also evaluating the Capital Markets and may issue capital securities during the first quarter
1Q 2008 margin is likely to compress slightly due to the securities purchased in 4Q 2007
For the remainder of 2008, we expect margin to stabilize and possibly expand, depending upon deposit pricing and volumes, the Libor/Prime relationship, and the level of NPA’s
Credit
Alt-A 1
st
lien loans:  We expect NPL’s to increase further.  However, ultimately we expect the loss content to be manageable given the 24% valuation cushion at origination
We expect charge-offs to increase in the first quarter and perhaps second quarter in the consumer/residential real estate-based portfolios.  We are projecting charge-offs to moderate in the second half in these portfolios, relatively good
C&I performance, and increasing risk and charge-offs in residential construction/Home Builder as current weakness turns into charge-offs later in the year.  The key risk to these expectations are a broad recession and significant additional declines in real estate values
We expect charge-offs to trend up in the near term.  However, given our underwriting standards, collateral position, and risk mitigation activities, we expect 2008 losses to be manageable
Three Pillars is currently performing well and we expect it will remain off balance sheet
Revenue Expense
2008 will be a tough year for loan and revenue growth
1. Actual results could differ materially from those contained in or implied by such statements - a list of important factors that could affect actual results are listed on slide 1